UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2006

MGN Technologies, Inc.

(Exact name of registrant as specified in it’s charter)

British Columbia	00-50919	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1505 – 409 Granville Street

Vancouver, British Columbia V6B 2V2

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (604) 602-9596

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On May 16, 2006, MGN Technologies, Inc. (the "Company") signed a letter of intent relating to, among other things, acquiring all the rights and obligations to purchase Karrell Pty Limited. The companies are working toward executing a definitive agreement on or before June 15, 2006. Attached as Exhibit 99.1 is a copy of the news release disseminated by the Company relating to the signing of the letter of intent.

Item 9.01.   Financial Statements and Exhibits

(c)     Exhibits.

Exhibit 99.1	Description Press Release dated May 16, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGN TECHNOLOGIES INC.

/s/ Mark Jensen

___________________________

Mark Jensen, President and CEO

Dated:  May 22, 2006